EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 1350
(furnished but not filed)

In connection with the Quarterly Report of Boomerang Systems, Inc. (the Company) on Form 10-QSB for the period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Joseph R. Bellantoni, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	Joseph R. Bellantoni

Joseph R. Bellantoni
Chief Financial Officer
May 23, 2008